                                                                    EXHIBIT 10.9

                    SECOND AMENDMENT TO CONSULTANT AGREEMENT

This Second Amendment (the "Amendment"), dated as of April 15, 2006, is to the
Consultant Agreement (the "Consultant Agreement") between Terra Insight
Corporation (the "Company") and CEOcast, Inc. (the "Consultant") dated as of
October 1, 2005, as amended on December 30, 2005 (the "First Amendment").

Whereas, the parties have agreed to extend the timing of the determination as to issuance of 325,000 shares that would otherwise be issuable May 1, 2006 pursuant to Section 5 of the Consultant Agreement, as amended by the First Amendment, it is hereby agreed that:

         1. Section 5 is hereby further modified and amended to read as follows:

            The Company shall also issue the Consultant 325,000 shares of
            Common Stock on September 30, 2006, unless the Company elects to terminate the Consultant Agreement prior to September 30,
            2006 pursuant to Section 2.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.

                                      TERRA INSIGHT CORPORATION

                                      By:  /s/ Dan Brecher
                                         --------------------------------
                                          Dan Brecher, Managing Director

CEOCAST, INC.

By:  /s/ Michael Wachs
   ---------------------
Michael Wachs, President